SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): February 6, 2013

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

Delaware	0-27436	94-3171940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 650-244-4990

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 6, 2013, the Facility Agreement dated as of March 11, 2011 between Titan Pharmaceuticals, Inc. (the “Company”) and the lender parties thereto (collectively, “Deerfield”) was amended to provide that the exercise price of the 6,000,000 warrants previously issued to Deerfield may be satisfied through a reduction in the principal amount of the Company’s outstanding indebtedness to Deerfield. A copy of the amendment agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment Agreement dated February 6, 2013 to Facility Agreement dated as of March 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Name: Sunil Bhonsle
Title: President

Dated: February 7, 2013

Exhibit Index

Exhibit No.	Description

10.1	Amendment Agreement dated February 6, 2013 to Facility Agreement dated as of March 11, 2011.